Exhibit 10.5


                                     FORM OF
                     OPEN-END MORTGAGE, ASSIGNMENT OF RENTS,
             LEASES AND SECURITY AGREEMENT(Secures Future Advances)

                               (Pennsylvania Form)

         THIS OPEN-END MORTGAGE, ASSIGNMENT OF RENTS, LEASES AND SECURITY AGREEMENT (this "Mortgage") is made as of this 22nd day of April, 1999 by [ ], a Delaware corporation, with a mailing address of [ ] (the "Mortgagor") in favor of HCFP FUNDING INC., a Delaware corporation with its principal mailing address at c/o HealthCare Financial Partners, Inc., 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815 (the "Mortgagee" or the "Lender").

                                   WITNESSETH:

         WHEREAS, Mortgagee has agreed to make available to the Mortgagor and certain of its affiliates (collectively, the "Borrower") pursuant to that certain Loan and Security Agreement, of even date herewith, as amended, modified or restated from time to time (collectively, the "Loan Agreement") a revolving loan facility up to the maximum principal amount of $15,000,000.00 (the "Loan");

         WHEREAS, the Borrower's obligations to the Mortgagee in connection with the Loan are evidenced by that certain Revolving Credit Note of even date herewith in the maximum principal amount of the Loan, issued by the Borrower and made payable to the Mortgagee (as amended, modified, supplemented and replaced from time to time, the "Note");

         WHEREAS, as a condition precedent to making the Loan, Mortgagee requires Mortgagor to execute and deliver this Mortgage in order to secure the obligations of Mortgagor and the other parties constituting the Borrower to the Mortgagee under the Note, the Loan Agreement and all other Loan Documents, as defined in the Loan Agreement (all of such obligations being hereinafter collectively called the "Obligations");

         WHEREAS, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to them in the Loan Agreement; and

         WHEREAS, the maximum aggregate amount principal amount of Obligations intended to be secured by this Mortgage shall equal Fifteen Million Dollars ($15,000,000).

         NOW THEREFORE, in consideration of the aforesaid Obligations and as security for the payment thereof, together with all existing and future liabilities of Mortgagor to Mortgagee under the Note, the Loan Agreement and all other Loan Documents, and as security for the due and timely performance by Mortgagor of all of the other provisions of the Loan Documents, and intending to be legally bound hereby, Mortgagor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, RELEASES, PLEDGES and MORTGAGES to Mortgagee all of Mortgagor's interest in certain real property located at[ ] and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property");

         TOGETHER WITH all of Mortgagor's right, title and interest in and to the following property rights and interests which Mortgagor hereby assigns to Mortgagee until the Obligations are paid in full (the Property, together with the following property, being hereinafter collectively called the "Mortgaged Property"):

         (a) all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping, and parking areas, which are or shall be attached or affixed to the Property or such buildings, structures or improvements (the "Improvements");

         (b) all streets, lanes, alleys, passageways, water courses, easements, rights, liberties, privileges, air rights, development rights, oil and gas rights, water rights, water stock, tenements, hereditaments and appurtenances whatsoever thereunto belonging to or in any way made appurtenant hereafter, and the reversions and remainder, with respect thereto (the "Appurtenances");

         (c) all fixtures and equipment now or hereafter located on, attached to or used or useful in connection with the Property and/or the Improvements, including, but not limited to, beds, linen, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, restaurant and kitchen equipment, tools, tooling furniture, additions, parts, fittings, accessories, special tools, attachments; provided, however, that with respect to any items which are leased and not owned, the Equipment shall include the leasehold interest only together with any options to purchase any of such items and any additional or greater rights with respect to such items hereafter acquired (the "Equipment");

         (d) all general intangibles and other intangible personal property arising out of or connected with the Property, the Improvements or any other portion of the Mortgaged Property, including, without limitation, things in action, contract rights and other rights to payment of money, proceeds from insurance policies after payment of prior interest, patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses in action claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Mortgagor thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired (the "General Intangibles") ;

         (e) all instruments, chattel paper, documents or other writings obtained from or in connection with the operation of the Property or the Improvements (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files relating thereto) (the "Instruments");

         (f) all licenses, permits, certificates, approvals, authorizations and registrations obtained from any governmental or quasi-governmental authority and required, used or useful in connection with the ownership, operation, use or occupancy of the Property or the Improvements, including, without limitation, environmental permits, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need, regulatory approvals and all such other permits, licenses, rights and approvals (the "Permits");

         (g) all leases, agreements of sale and other agreements affecting the use or occupancy of any portion or all of the Property or Improvements whether heretofore or hereafter executed and all rights of Mortgagor to payment under any such lease or agreement (the "Leases");

         (h) all rent and other payments of whatever nature from time to time payable pursuant to any Lease, including (without limitation) leases of individual apartments or units to residents and leases of retail space for businesses such as pharmacies, stores, beauty shops, barber shops, newsstands, physicians' offices, and specialty shops (the "Rents");

         (i) any securities or guaranties held by Mortgagor with respect to any of the General Intangibles, Proceeds (hereinafter defined), Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents or other instruments evidencing the same ("Securities");

         (j) all proceeds (whether cash or non-cash, moveable or immoveable, tangible or intangible), including proceeds of insurance and condemnation, from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Mortgaged Property (the "Proceeds"); and

         (k) the right, in the name and on behalf of itself or Mortgagor, to appear in or defend any action or proceeding brought with respect to the Mortgaged Property (including without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interest of Mortgagee in the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever, together with all right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, pledge, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage and security agreement as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein. Notwithstanding the foregoing, Mortgagor shall, at its own cost, make, execute, acknowledge, deliver and record any and all such further acts, deeds, conveyances, mortgages, notices of assignment, transfers, assurances and other documents as Mortgagee shall from time to time reasonably require for better assuring conveying, assigning, transferring and confirming unto Mortgagee of the Mortgaged Property and the other rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign for carrying out the intention of facilitating the performance of the terms of this Mortgage. In addition, Mortgagor hereby agrees that this Mortgage is a security agreement under the Pennsylvania Uniform Commercial Code and creates in Mortgagee a security interest thereunder in, among other things, all Equipment, General Intangibles, Proceeds, Leases, Rents, Permits, Instruments and Securities. Mortgagor shall, at its own cost and expense, execute, deliver and file any financing statements, continuation certificates and other documents Mortgagee may reasonably require from time to time to perfect and maintain in favor of the Mortgagee a security interest under the Uniform Commercial Code in such Equipment, General Intangibles, Proceeds, Leases, Rents, Permits, Instruments and Securities. Without limiting the generality of any of the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file any of the documents referred to hereinabove for and on behalf of Mortgagor.

         PROVIDED ALWAYS, and these presents are upon this express condition, that if Mortgagor or its successors or assigns shall well and truly pay or cause to be paid unto Mortgagee, its successors or assigns, the Obligations secured by this Mortgage, and otherwise perform Mortgagor's obligations under the Loan Documents, then this Mortgage, and the estate hereby granted, shall cease, terminate and be void, and Mortgagee shall furnish to Mortgagor a satisfaction of this Mortgage in proper form for recording, but Mortgagee shall not be required to bear any expense or cost in connection with such satisfaction or the recording thereof.

         THIS IS AN OPEN-END MORTGAGE and secures, inter alia, present and future advances made by Mortgagee pursuant to the Loan Documents, including, without limitation, advances made by Mortgagee after the initial advance of Loan proceeds on the date hereof pursuant to the Loan Agreement, and regardless of the revolving nature of the Loan. The priority of all such future advances shall relate back to the date of this Mortgage. This Mortgage also secures advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, and insurance premiums, costs incurred by Mortgagee for the protection of the Mortgaged Property or the lien of this Mortgage, and expenses incurred by Mortgagee by reason of the occurrence of an event of default hereunder and the priority of such advances, costs and expenses shall also relate back to the date of this Mortgage.

         MORTGAGOR WARRANTS TO AND COVENANTS WITH Mortgagee as follows:

          1. Title. As of the date hereof (a) Mortgagor has good and marketable title to an indefeasible fee simple estate in the Mortgaged Property, subject to no lien, charge or encumbrance except the Permitted Liens (as defined in the Loan Agreement); (b) this Mortgage is and shall remain a valid and enforceable first lien on the Mortgaged Property subject only to the matters referred to in subparagraph (a) hereof; (c) Mortgagor shall preserve such title, and all of its rights in and to the Mortgaged Property, and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and entities whomsoever, subject only to the matters referred to in subparagraph
(a) hereof; and (d) Mortgagor has full power and lawful authority to mortgage the Mortgaged

Property and grant a security interest therein in the manner and term herein done or intended hereafter to be done.

          2. Payment and Performance. Mortgagor shall punctually pay or cause to be paid the Obligations, in the amounts and at the times and places that the same may be due, and perform and comply with all of the terms, covenants, conditions and obligations contained in the Loan Documents.

          3. Taxes and Other Charges. Mortgagor shall pay all taxes of every kind and nature (including real and personal property, income, gross receipts, franchise, profits, sales and withholding taxes), all general and special assessments, water and sewer rents and charges, and all levies, permits, inspection and license fees and other public charges now or hereafter levied or assessed against the Mortgaged Property as liens or assessments (hereinafter individually called a "Tax" and collectively the "Taxes") as the same shall become due and payable from time to time and before interest or penalties accrue thereon; provided, however, that Mortgagor shall not be required to pay any Tax to the extent that nonpayment thereof is permitted while the validity thereof is being contested, so long as (a) Mortgagor notifies Mortgagee in writing of its intention to contest the validity thereof, (b) the validity thereof is being contested in good faith by Mortgagor and (c) Mortgagor deposits with Mortgagee if Mortgagee so requests an amount deemed sufficient to make such payment if the contest is unsuccessful. Notwithstanding the foregoing, Mortgagor shall under no circumstances permit the Mortgaged Property to be sold or advertised for sale for nonpayment of any Tax. Mortgagor shall not apply for or claim any deduction from the taxable value of the Mortgaged Property because of the existence of this Mortgage, subject to Mortgagor's right to contest any Tax as hereinabove provided. Mortgagor shall deliver to Mortgagee receipts evidencing the payment of such Tax on or before the last day on which any Tax may be paid without interest or penalties or as soon thereafter as such receipts are available.

          4. Insurance. Mortgagor shall maintain insurance covering the Mortgaged Property required under the terms of the Loan Agreement and otherwise comply with the provisions of the Loan Agreement with respect to such insurance.

          5. Tax and Insurance Escrow. After the occurrence of an Event of Default, Mortgagor shall pay to Mortgagee on the first day of each month a sum equal to one-twelfth (1/12) of the amount of (a) all real estate taxes, all water and sewer charges and assessments, if any, as estimated from time to time by Mortgagee, becoming due with respect to the Mortgaged Property on the next succeeding date upon which the same shall be due and payable and (b) all premiums, computed on an annual basis, for the insurance required to be carried pursuant to paragraph 4 hereof. All such amounts (hereinafter, the "Escrows") shall be held by Mortgagee in such manner as it sees fit without any obligation to invest the same or (if invested) to account for any income or loss resulting therefrom; provided however, that if and to the extent that Mortgagee is required under applicable law to invest the Escrows for the benefit of Mortgagor, Mortgagee shall also have the right to charge a reasonable service fee in connection therewith unless prohibited under such law. The Escrows shall be applied to the payment of the respective items in respect of which the Escrows were deposited, or at Mortgagee's option, to the payment of any such items in such order of priority as Mortgagee shall determine, as the same become due and payable. If, prior to the date upon which any of the aforesaid items shall be due and payable, the amount of Escrows then on deposit therefor shall be insufficient to pay such item, Mortgagor within five (5) days after demand is made therefor shall deposit the amount of such deficiency with Mortgagee. Mortgagee may at its option apply the Escrows or any part thereof in payment of any unpaid portion of the Obligations. If, when making any assignment of this Mortgage, the then Mortgagee shall pay over to its assignee the then balance of the Escrows and such assigning Mortgagee shall have no further obligation to Mortgagor with respect to such deposits.

          6. Casualty Loss. Mortgagor shall notify Mortgagee in writing immediately upon the occurrence of any loss affecting the Mortgaged Property. Mortgagor hereby directs any insurer to pay directly to Mortgagee any moneys payable under any insurance policy covering the Mortgaged Property or any portion thereof, and Mortgagor hereby appoints Mortgagee as attorney-in-fact to endorse any draft therefor. Subject to Section 6.7 of the Loan Agreement sums paid to Mortgagee by any insurer may be retained and applied by Mortgagee toward payment of the Obligations (whether or not any portion thereof may then be due and payable) in such priority and proportions as Mortgagee in its discretion shall deem proper, and any sums not so applied, at the discretion of Mortgagee, may be paid, either in whole or in part, to Mortgagor for such purposes and upon such conditions as Mortgagee shall designate.

          7. Condemnation. In the event that the whole or any part of the Mortgaged Property secured by this Mortgage is condemned or taken for any period of time, or there is any other injury to or decrease in value of the Mortgaged Property as a result of any public or quasi-public authority or corporation exercising the power of eminent domain or otherwise, all sums awarded as damages for such condemnation or taking to which Mortgagor is entitled shall be paid over immediately to Mortgagee. Upon the receipt thereof, Mortgagee may deduct and withhold from the amount actually received any costs, charges or fees incurred by Mortgagee in connection with the recovery of such award (hereinafter, "Mortgagee's Costs"), and thereafter Mortgagee may apply all or any portion of the balance to the discharge of the Obligations and, at the option of Mortgagee, may pay over any sums not so applied to Mortgagor for the purpose of restoring or repairing the Mortgaged Property or for any purpose or object satisfactory to Mortgagee in which event the Obligations shall not be reduced by that amount. Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact for Mortgagor for the purpose of collection of any or all proceeds available in connection with the condemnation of the Mortgaged Property. If the Mortgaged Property is transferred, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award of payment, Mortgagee shall have the right, whether or not a deficiency judgment with respect to the Obligations shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less.

          8.       Preservation of Lien; No Conveyance of Title.

                   (a) Mortgagor shall pay, from time to time as and when the same shall become due, all claims and demands of any persons or entities which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, and in general shall do or cause to be done everything necessary so that the lien hereof shall be fully preserved and so that there shall not be created, permitted or suffered to exist any lien, encumbrance or charge affecting the Mortgaged Property other than those matters referred to in paragraph 1(a) hereof which have been approved in writing by Mortgagee, or as permitted under the terms of Loan Agreement, all at the sole cost of Mortgagor. At Mortgagee's election, and without notice to Mortgagor, Mortgagee may make but is not obligated to make, any payments which Mortgagor has failed to make under any prior lien, but such payment by Mortgagee shall not release Mortgagor from Mortgagor's obligations or constitute a waiver of Mortgagor's default hereunder. Any sum so expended by Mortgagee shall be secured by this Mortgage, together with interest thereon at the Default Rate (as defined in the Loan Agreement), from the date such payment is made by Mortgagee until the date of repayment by Mortgagor. Notwithstanding the foregoing, Mortgagor shall have the right, at its sole cost and expense, to contest in good faith by any lawful means any such claims and demands, provided that it notifies Mortgagee in writing of its intention to do so and deposits with Mortgagee, if Mortgagee so requests, an amount deemed sufficient by Mortgagee to satisfy such claims and demands if it is ultimately determined that Mortgagor is responsible therefor.

          (b) Mortgagor shall not convey or attempt to convey or permit or suffer a conveyance or transfer of legal or equitable title to the Property or any part thereof and whether such conveyance or transfer is voluntary, involuntary, by operation of law or otherwise, so long as any part of the Obligations remains unpaid without the prior written consent or Mortgagee.

          9. Maintenance and Repair; Compliance with Laws and Regulations. Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair, reasonable wear and tear excepted. None of the Improvements or Equipment shall be removed, demolished, materially altered or sold (except for normal replacement of the Equipment), without the prior written consent of Mortgagee. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty or which may be affected by any condemnation or eminent domain proceeding. Mortgagor shall promptly comply with all laws, orders, ordinances, regulations, restrictions and requirements of governmental authorities, of courts and of insurance companies applicable to Mortgagor or affecting the Mortgaged Property, or the use thereof. Mortgagor also shall promptly comply with the provisions of any recorded covenants, conditions or restrictions to which the Mortgaged Property or any part thereof may at any time be subject. Mortgagor shall not cause or allow the construction or erection of any public, municipal or utility improvements upon the Mortgaged Property other than those required by public authorities, without the prior written consent of Mortgagee. Mortgagor shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without the prior written consent of Mortgagee. Mortgagor shall not seek, make or consent to any change in zoning or conditions of use of the Mortgaged Property.

          10. Absolute Assignment of Rents. For valuable consideration, the receipt and sufficiency of which Mortgagor acknowledges, Mortgagor hereby grants, bargains, assigns, transfers, sets over, sells and conveys, the Leases and the Rents unto Mortgagee; TO HAVE AND TO HOLD the Leases and the Rents unto Mortgagee, forever, and Mortgagor does hereby bind itself and its heirs, executors, administrators, personal representatives, successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Mortgagee against every person whomsoever lawfully claiming or to claim the same or any part thereof. Mortgagor and Mortgagee intend this assignment of the Leases and the Rents to be absolute, unconditional and presently effective, and not an assignment for additional security only.

(a) Mortgagee hereby grants to Mortgagor a limited license (the "License") to exercise and enjoy all the rights and benefits of the landlord or lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, as and when, but not before, they become due and payable, and to give proper receipts, releases and acquittances therefor. Mortgagor hereby agrees to receive all Rents and hold the same as a trust then due and payable, next to the payment of the taxes and assessments on the Property and the insurance premiums required by the terms of the Loan Documents, and then to the costs of Documents and the Leases. Thereafter, Mortgagor may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents.

(b) Upon the occurrence of an Event of Default, Mortgagee shall have the complete right, power and authority hereunder, then or thereafter, to terminate the License and then and thereafter, without taking possession of the Property, in Mortgagor's name, to collect, demand, sue for, attach, levy, recover, and receive the Rents and to give proper receipts, releases and acquittances therefor, and after deducting all reasonably incurred costs and expenses of operation and collection, including reasonable attorney's fees, to apply the net proceeds thereof in reduction or repayment of the Indebtedness in such order of priority as Mortgagee may determine, in its sole discretion. Upon Mortgagee's termination of the License, and without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, Mortgagee may and shall have the complete right, power and authority hereunder, then or thereafter, to answer upon, take possession of, manage and operate the Property, or any part thereof; to make, modify, enforce, cancel or accept surrender of any Lease; to remove and evict any tenant or lessees under any of the Leases; to increase or decrease the Rents; and to decorate, clean and repair, and otherwise do any act or incur any cost or expense which Mortgagee may deem reasonably necessary to protect the status and value of the Property.

(c) Upon the occurrence of an Event of Default and in addition to any other remedies set forth in this Instrument, and without the necessity of Mortgagee's entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Mortgagee shall immediately be entitled to possession of all Rents as the same become due and payable, including without limitation Rents then due and unpaid, and all such Rents shall immediately upon delivery of such notice be held by Mortgagor as trustee for the benefit of Mortgagee only; provided however, that the written notice by Mortgagee to Mortgagor of the breach by Mortgagor shall contain a statement that Mortgagee exercises its rights to such Rents. Mortgagor agrees that commencing upon delivery of such written notice of an Event of Default by Mortgagee to Mortgagor, each tenant of the Property shall make such Rents payable to and pay such Rents to Mortgagee or Mortgagee's agents on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of any tenant to inquire further as to the existence of an Event of Default.

          11. Leases. Mortgagor shall not enter into any lease or similar agreement for space in or on the Mortgaged Property without in each case obtaining Mortgagee's prior written approval of all the terms and conditions thereof and, once approved, Mortgagor shall not amend, modify or cancel any such lease or similar agreement or assign any amounts due thereunder without obtaining Mortgagee's prior written approval. Mortgagee's approval pursuant to this paragraph 11 shall in no instance be unreasonably withheld or delayed.

          12. Required Notice. Mortgagor shall give Mortgagee prompt written notice of any action or proceeding purporting to affect the Mortgaged Property of which it has actual knowledge including, without limitation, the following:
(a) a fire or other casualty causing damage to the Mortgaged Property (b) receipt of notice of condemnation of the Mortgaged Property or any part thereof;
(c) receipt of notice from any governmental authority adversely affecting the structure, use or occupancy of the Mortgaged Property; (d) receipt of any notice from the holder of any lien or security interest in the Mortgaged Property; or
(e) commencement of any litigation affecting the Mortgaged Property. After the occurrence of an Event of Default, Mortgagee shall have the right to appear in or defend any such action or proceeding to the same extent as Mortgagor. Furthermore, Mortgagee shall have the right to bring any action or proceeding, in the name and on behalf of itself or Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or any part thereof after the occurrence of an Event of Default.

          13. Mortgagee's Right to Cure. Mortgagee shall have the right, but not the obligation, at Mortgagee's election and without notice to Mortgagor, to cure any default by Mortgagor under this Mortgage or any of the other Loan Documents or under any mortgage or with respect to any security interest, lien or encumbrance which is senior in lien and position to this Mortgage. Any payments made or expenses incurred by Mortgagee in the exercise of such right shall not release Mortgagor from Mortgagor's obligation or constitute a waiver of Mortgagor's default hereunder. Any such payments made or expenses incurred by Mortgagee shall be repayable on demand by Mortgagee, together with interest thereon at the Default Rate from the date such payment was made or such expense was incurred, and the aggregate amount thereof, including such interest, shall become part of the Obligations and shall be secured by the lien of this Mortgage.

          14. Estoppel Certificate. Within five (5) days after being requested to do so by Mortgagee, Mortgagor shall furnish to Mortgagee or any proposed assignee of this Mortgage a statement, duly executed, acknowledged and certified by Mortgagor, setting forth the remaining unpaid amount of the Obligations and whether there exists any uncured defaults, offsets or defenses thereto.

          15. Right to Inspect. Mortgagor shall permit Mortgagee and its agents to enter and inspect the Mortgaged Property or any part thereof at all reasonable times.

          16. Revenue, Tax or Other Stamps. Mortgagor shall pay the cost of any revenue, tax or other stamps now or hereafter required by the laws of the Commonwealth of Pennsylvania or the United States to be affixed to this Mortgage and if any taxes are imposed under the laws of the Commonwealth of Pennsylvania, the United States or local governmental or quasi governmental agency with respect to debts secured by a mortgage, or with respect to evidences of indebtedness so secured, Mortgagor shall pay or reimburse Mortgagee upon demand the amount of such taxes without credit against any of the Obligations. If Mortgagor does not or may not do so, Mortgagee may at its option accelerate the Obligations evidenced by the Loan Documents to maturity as in the case of default by Mortgagor or Borrower.

          17. Possession. Until an Event of Default, Mortgagor shall be permitted to retain actual possession of the Mortgaged Property, to manage, operate, use and enjoy the same and all rights appertaining thereto, and to collect, receive, take, use and enjoy the Rents. The right of Mortgagor to collect the Income and Rents may be revoked by Mortgagee at any time and from time to time after an Event of Default has occurred under this Mortgage, by giving notice or such revocation to Mortgagor. Following the giving of such notice, Mortgagee may retain and apply the Rents toward payment of the Obligations in such priority and proportions as Mortgagee, in its discretion, shall determine.

          18. Events of Default. The occurrence of any one or more of the following events shall, at Mortgagee's option, constitute a default hereunder (each an "Event of Default"):

                   (a) an Event of Default shall occur under the Loan Agreement, the Note or any other Loan Document;

                   (b) Except as otherwise specifically provided for in this Mortgage, Mortgagor shall fail to observe or perform any of the covenants or agreements on its part to be observed or performed under this Mortgage within twenty (20) days after written notice from Mortgagee of such noncompliance;

                   (c) Any representation or warranty of Mortgagor under this Mortgage shall be untrue in any material respect; or

                   (d) Except as permitted herein, Mortgagor shall have conveyed or attempted to convey or permitted or suffered a conveyance or transfer of legal or equitable title to the Property or any part thereof, or permit a lien, charge or encumbrance on the Property other than the Permitted Liens, irrespective of whether such conveyance, transfer, lien, charge or encumbrance was voluntary, involuntary, incurred by operation of law or otherwise, without the prior written consent of Mortgagee.

          19.      Remedies.  Upon the occurrence of any Event of Default:

                   (a) The Obligations shall, at the option of Mortgagee, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Mortgagor.

                   (b) Mortgagee may institute appropriate proceedings at law or equity to collect the amount of the Obligations then due (by acceleration or otherwise), or for specific performance of any of the covenants of Mortgagor under any of the Loan Documents (and Mortgagor acknowledges that all such covenants may be specifically enforced by Mortgagee by injunction or other appropriate equitable remedy), or to recover damages for any breach thereof, or to institute an action of mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the Mortgage security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution for the Obligations, with interest as specified in paragraph 21 below, together with costs and expenses as specified in paragraph 22 below.

                   (c) With or without demand upon Mortgagor for the surrender of possession, Mortgagee may enter upon and take possession of the Mortgaged Property, breaking locks if necessary and without liability for trespass, damages or otherwise and, upon so doing, Mortgagee may, in its discretion and in addition to any of its other rights, as Mortgagee in possession, alter, improve, complete or repair the Mortgaged Property (and in so doing Mortgagee shall have the right to use the Mortgaged Property and to expend such amount for that purpose as Mortgagee shall deem best, all of which, with interest thereon at the Default Rate from date of payment, shall be repayable by Mortgagor on demand and shall be secured hereby), and operate, rent, sell or lease the same in the name of Mortgagor or Mortgagee upon such terms and conditions as Mortgagee shall deem appropriate, and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor for all such purposes.

                   (d) Mortgagee may further, by summary proceedings, initiate an action for possession or otherwise, dispossess any tenants, users or occupiers of the Mortgaged Property then or thereafter in default in the payment of any rent or other charge for the use thereof, and any tenants or other users or occupiers whose leasehold estates or rights to use the Mortgaged Property are subordinate to the lien of this Mortgage, whether or not any such tenant, user or occupier is so in default; and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact of Mortgagor for all such purposes. If Mortgagor remains in possession after demand by Mortgagee for surrender of possession of the Mortgaged Property, such continued possession by Mortgagor shall be as tenant of Mortgagee, and Mortgagor agrees to pay monthly in advance to Mortgagee such rent for the Mortgaged Property so occupied as Mortgagee may demand, and in default of so doing, Mortgagor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents, the foregoing agreement of Mortgagor to pay rent shall inure to the benefit of such receiver.

                   (e) With or without taking possession of the Mortgaged Property, Mortgagee may collect and receive all the Income and Rents and, after deducting the cost of all alterations, improvements, repairs, completion, partial completion, operation, sale, rental, leasing commissions and charges, including, but not limited to, counsel fees, incurred by Mortgagee, apply the net income to the sums secured hereby in such manner as Mortgagee in its discretion shall determine. Mortgagee shall be liable to account only for the Income and Rents actually received.

                   (f) If Mortgagee shall so elect, Mortgagor shall not resist or contest, but shall join in any petition to any court by Mortgagee for the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of all the Income and Rents therefrom, with such powers as the court making such appointment shall confer, and Mortgagor hereby appoints Mortgagee attorney-in-fact of Mortgagor for all such purposes.

                   (g) All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged Property at the time of the occurrence of such event of default, all interest of Mortgagor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Mortgagee as further security for the payment of the Obligations during the continuance of any such event of default.

                   (h) To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, Mortgagee may cause a judicial sale of the Mortgaged Property in accordance with this subparagraph (h). Such sale may be made without demand on Mortgagor at the time and place fixed in the notice of such sale, and such sale may be of the Mortgaged Property as a whole or in separate lots, and in such order of Mortgagee may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Such sale of the Mortgaged Property may be postponed by public announcement at the time and place of sale, and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity, including Mortgagee , may purchase at such sale. After deducting all costs, fees, and expenses of Mortgagee, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the Obligations. The Mortgaged Property may be sold as aforesaid either before, after, or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage, and such power and right of sale shall not be affected by any entry hereunder, or by the exercise of any other right, remedy or power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the Obligations. The provisions of this subparagraph (h) are not intended to and shall not adversely affect Mortgagee's rights to conduct a nonjudicial sale of such portions of the Mortgaged Property as constitute personal property.

          20.      Remedies Cumulative, etc.

                   (a) No right or remedy conferred upon or reserved to Mortgagee under any of the Loan Documents or with respect to any of the Mortgaged Property, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other such right or remedy and each and every such right or remedy shall be cumulative and concurrent, and shall be pursued separately, concurrently, successively or otherwise, at the sole discretion of Mortgagee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Mortgagee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Mortgagee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of Mortgagor thereunder.

                   (b) The recovery of any judgment by Mortgagee or the levy of execution under any judgment upon the Mortgaged Property shall not affect in any manner, or to any extent, the lien of this Mortgage upon the Mortgaged Property, or any security interest in any other Mortgaged Property, or any rights, remedies or powers of Mortgagee under any of the Loan Documents or with respect to any of the Mortgaged Property, but such lien and such security interest and such rights, remedies and powers of Mortgagee shall continue unimpaired as before. Further, the entry of any judgment by Mortgagee shall not affect in any way the interest payable hereunder or under any of the other Loan Documents on any amounts due to Mortgagee, but interest shall continue to accrue on such amounts at the Default Rate (as hereinafter defined) after the entry of any judgment and continuing until distribution of the proceeds of any Sheriff's sale.

                   (c) Mortgagor hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Obligations, except such notices as contemplated hereon or in the Loan Agreement. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereinafter in effect.

                   (d) Mortgagor agrees that Mortgagee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Mortgagor hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Mortgagee and the other signatory parties and that Mortgagee may resort to any of the Mortgaged Property (or any other collateral securing the Obligations) in such order and manner as it may think fit, or accept the assignment, substitution, exchange, pledge, or release of all or any portion of any of the Mortgaged Property, for such consideration, or none, as it may require, without in any way affecting the validity of any liens over or other security interest in the remainder of any such Mortgaged Property (or the priority thereof or the portion of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by Mortgagee pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Mortgagee, or of any event of default, or of any liability or obligation of Mortgagor, under any of the Loan Documents.

                   (e) To the extent permitted by law, Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of the Mortgaged Property, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take, or insist upon any benefit or advantage of any law now or hereafter by providing for the valuation or appraisal of the Mortgaged Property, prior to any sale of any of Mortgagor's interest therein; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Mortgaged Property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay, or impede the execution of any power herein granted to Mortgagee but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor further waives and releases all procedural errors, defects and imperfections in any proceeding instituted by Mortgagee under any of the Loan Documents.

                   (f) Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereinafter become holders of liens junior to the lien of this Mortgage hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for the Obligations marshaled upon any foreclosure of this Mortgage or of any other security for any of the Obligations.

                   (g) Mortgagor agrees that any action or proceeding against it to enforce the Mortgage may be commenced in state or federal court in Pennsylvania, and Mortgagor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served if served by registered or certified mail in accordance with the notice provisions set forth herein and Mortgagor expressly waives any and all defenses to an exercise of personal jurisdiction by any such court.

          21. Default Rate. Following the occurrence of any Event of Default and continuing until all Obligations are paid in full, the outstanding Obligations shall bear interest at the Default Rate, and shall be secured by this Mortgage.

          22. Costs and Expenses. Following the occurrence of any Event of Default, Mortgagor shall pay upon demand all costs and expenses (including all amounts paid to attorneys, accountants, real estate brokers and other advisors employed by Mortgagee and to any contractors for labor and materials), incurred by Mortgagee in the exercise of any of its rights, remedies or powers under any of the Loan Documents, or as a secured or unsecured creditor, as the case may be, of Mortgagor in any federal or state bankruptcy proceedings, or with respect to any of the Mortgaged Property with respect to such event of default, and any amount thereof not paid promptly following demand therefor, together with interest thereon at the Default Rate from the date of such demand, shall become part of the Obligations and shall be secured by the lien or this Mortgage. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of any attorney for the collection of any sum payable thereunder, Mortgagor agrees to pay reasonable attorneys' fees for the collection of the amount being claimed under such Loan Documents, as well as all costs, disbursements, and allowances provided by law, and the payment of such fees and costs, disbursements and allowances shall also be secured by the lien of this Mortgage. Nothing in this paragraph shall limit the obligation of Mortgagor to pay costs and expenses of Mortgagee for which Mortgagor is otherwise liable under the Loan Documents.

          23. Renewals and Extensions. This Mortgage shall secure any and all renewals, or extensions of the whole or any part of the Obligations hereby secured however evidenced, with interest at such lawful rate as may be agreed upon and any such renewals or extensions or any change in the terms or rate of interest shall not impair in any manner the validity of or priority of this Mortgage, nor release Mortgagor from personal liability for the indebtedness hereby secured.

          24. Severability. In the event that for any reason one or more of the provisions of this Mortgage or their application to any person or circumstance shall be held to be invalid, illegal, or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality, or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          25. Successors and Assigns. This Mortgage inures to the benefit of Mortgagee and binds Mortgagor, and their respective successors and assigns, and the words "Mortgagee" and "Mortgagor" whenever occurring herein shall be deemed to include such respective successors and assigns. Mortgagee may assign or otherwise transfer this Mortgage and any or all of the Loan Documents to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Mortgagee herein or otherwise.

          26. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

          Mortgagor:                c/o Balanced Care Corporation
                                    5021 Louise Drive, Suite 200
                                    Mechanicsburg, Pennsylvania 17055
                                    Attention: Clint Fegan,
                                               Chief Financial Officer
                                    Telephone:       (717) 796-6187
                                    Telecopier:      (717) 796-6150

          with a copy to:

                                    Wolf, Block, Schorr and Solis-Cohen, LLP
                                    111 S. 15th Street
                                    12th Floor Packard Building
                                    Philadelphia, Pennsylvania 19102-2678
                                    Attention:  John M.. Coogan, Jr.

          Mortgagee:                HCFP Funding, Inc.
                                    c/o HealthCare Financial Partners Inc.

                                    2 Wisconsin Circle, Fourth Floor
                                    Chevy Chase, Maryland 20815
                                    Attention:  Mr. Ethan Leder, President

          Such notice shall be deemed to be given when received if delivered personally or two (2) days after the date mailed if sent by certified or registered mail, return receipt requested. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         27. Indebtedness. It is the intent of Mortgagor and Mortgagee that this Mortgage secure any and all indebtedness of Mortgagor to Mortgagee under or in connection with the Note and the Loan Agreement or any extensions, renewals, replacements, modifications and amendments thereof, whether now existing or hereafter rising, due or to become due, absolute or contingent, liquidated or unliquidated, direct or indirect, and this Mortgage is intended and does secure, not only the indebtedness hereinabove specifically referred to, but also any and all other debts, obligations and liabilities of Mortgagor to Mortgagee, whether now existing or hereafter arising, including without limitation any future or additional advances made by Mortgagee to Mortgagor for any purpose, and any and all extensions or renewals of same, or any part thereof, at any time before actual satisfaction and cancellation of this Mortgage in the public records where it is recorded, and whether the same be evidenced by promissory note, open account, endorsement, guaranty agreement, pledge agreement, or otherwise; and it is expressly agreed that any indebtedness at any time secured hereby may be extended, rearranged or renewed, and that any part of the security herein described may be waived or released without in any way altering, varying or diminishing the force, effect or lien of this Mortgage; and the lien priority of this Mortgage and Security Agreement shall continue on all of the real estate and other property and rights covered hereby and not expressly released until all sums with interest and charges hereby secured are fully paid; and no other security now existing or hereafter taken to secure the payment of said indebtedness or any part thereof shall in any manner be impaired or affected by the execution of this Mortgage ; and no security subsequently taken by Mortgagee or other holder or holders of said indebtedness shall in any manner impair or affect the security given by this Mortgage; and all security for the payment of said indebtedness or any part thereof shall be taken, considered and held as cumulative.

         28. Adequacy of Consideration on Sheriff Sale. Mortgagor, as an inducement to Mortgagee to make the Loan, agrees that, after an event of default and subsequent sale, on execution process of the Mortgaged Property, the bid accepted by the Sheriff, although not exceeding costs and unpaid taxes, shall be deemed adequate consideration for the Mortgaged Property and any right to challenge or question any such Sheriff's sale, on the ground of inadequacy of consideration and/or petition the court to set aside any such sale, is hereby expressly waived, provided however, that such Sheriff's sale is conducted in accordance with all applicable laws.

         29.      SECTION INTENTIONALLY DELETED.

         30. Open End Mortgage. This Mortgage is an Open-End Mortgage securing future advances pursuant to 42 Pa. C.S.A. Section8143. WITHOUT LIMITING ANY OTHER PROVISION OF THIS MORTGAGE, THIS MORTGAGE SECURES UNPAID BALANCES OF ADVANCES MADE, WITH RESPECT TO THE MORTGAGED PROPERTY, FOR THE PAYMENT OF TAXES, ASSESSMENTS, MAINTENANCE CHARGES, INSURANCE PREMIUMS OR COSTS INCURRED FOR THE PROTECTION OF THE MORTGAGED PROPERTY OR THE LIEN OF THE MORTGAGE, OR EXPENSES INCURRED BY THE MORTGAGEE BY REASON OF DEFAULT BY THE MORTGAGOR UNDER THE MORTGAGE, AND TO ENABLE COMPLETION OF THE IMPROVEMENTS FOR WHICH THE LOAN WAS ORIGINALLY MADE. SUCH ADVANCES INCLUDE, WITHOUT LIMITATION, ALL ADVANCES MADE AS PROVIDED IN THE LOAN DOCUMENTS. The receipt by Mortgagee of written notice either from Mortgagor or another party, purportedly sent to terminate, limit, or restrict future advances whether or not such notice is sent pursuant to the provisions of 42 Pa. C.S.A. Section8143(b) or 8143(c) shall be an event of default hereunder without the benefit of notice or a cure period for Mortgagor.

         The obligations of Mortgagor hereunder and the other parties constituting the Borrower have expressly granted mortgages and other liens on the Mortgaged Property and other real and personal property located in Pennsylvania, North Carolina and elsewhere. Each such mortgage, security interest or other lien granted in favor of Lender, by the Borrower is cross collateralized to secure all the Obligations. Resort to any remedy or item of collateral by Lender shall not discharge Mortgagor or any other Borrower of its liability for the Obligations until all of the same are indefeasibly paid in full. Lender may allocate the proceeds from the sale, transfer, foreclosure or otherwise of the Mortgaged Property as it determines.

          31. Definitions; Number and Gender. In the event Mortgagor consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word "Mortgagor" shall mean all or some or any of them. For purposes of this Mortgage, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The words "Loan Document" or "Loan Documents," shall include any supplements to or any amendments of or restatements or any of the Loan Documents. The words "Property," "Mortgaged Property," "Improvements," "Appurtenances," "Equipment," "Permits", "General Intangibles," "Instruments", "Awards," "Leases", "Rents," "Securities" and "Proceeds" shall include any portion of and additions to such property.

          32. Incorporation by Reference. All of the terms and provisions of the Loan Agreement are hereby incorporated herein by reference.

          33. Captions. The captions or headings of the paragraphs of this Mortgage are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Mortgage.

          34. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, Mortgagor has executed this Mortgage the day and year first above written.

ATTEST:


By: /s/ Robert J. Sutton                              By:/s/ Robin L. Barber
Name:   Robert J. Sutton                              Name:  Robin L. Barber
Title: Vice President and                             Title: Vice President and
       Assistant Secretary                                   Secretary

[CORPORATE SEAL]

The address of the within named mortgagee is:
Two Wisconsin Circle, 4th Floor, Chevy Chase, Maryland 20815


On behalf of Mortgagee


COMMONWEALTH OF PENNSYLVANIA                          :
                                                      :  ss.
COUNTY OF CUMBERLAND                                  :

                   On this 22nd, the day of April, 1999, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared who acknowledged himself to be the Vice President and Secretary of Mortgagor, and that he as such officer, executed the foregoing instrument on behalf of such corporation for the purposes therein contained.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                              /s/ Wendy L. Clark
                                                              Notary Public

My Commission Expires: